Exhibit 10.1
AGREEMENT TO EXTEND TEMPORARY WAIVER PERIOD

November 17, 2023

USD Partners LP
811 Main St. #2800
Houston, TX 77002
Attn: Adam Altsuler
Re: Agreement to Extend Short-Term Waiver Period (this “Agreement”)
Ladies and Gentlemen:
Reference is made to that certain (i) Credit Agreement dated as of November 2, 2018, among USD Partners LP, a Delaware limited partnership, as a borrower (the “US Borrower”), USD Terminals Canada ULC, an unlimited liability company subsisting under the laws of the Province of British Columbia, Canada, as a borrower (the “Canadian Borrower”, and together with the US Borrower, the “Borrowers” and each a “Borrower”), the Guarantors party thereto from time to time, the lenders party thereto from time to time (the “Lenders”), and Bank of Montreal as administrative agent (in such capacity, the “Administrative Agent”) (as amended by that certain Master Assignment, Assignment of Liens, and Amendment No. 1 to Amended and Restated Credit Agreement dated as of October 29, 2021, Amendment No. 2 to Amended and Restated Credit Agreement dated as of April 6, 2022, Amendment No. 3 to Amended and Restated Credit Agreement dated as of January 31, 2023, and Amendment No. 4 to Amended and Restated Credit Agreement dated as of August 8, 2023 (“Amendment No. 4”), and as further amended, restated, modified, waived or otherwise supplemented from time to time prior to the date hereof, the “Credit Agreement”), (ii) Agreement to Extend Temporary Waiver Period and Waiver of Event of Default for Missed Interest Payment dated as of October 6, 2023, among the Borrowers, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent (the “October Short-Term Waiver”) and (iii) Agreement to Extend Temporary Waiver Period and Temporary Waiver of Event of Default for Missed Payment on Maturity Date, dated as of November 1, 2023, among the Borrowers, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent (the “November Short-Term Waiver, and together with the October Short-Term Waiver, collectively, the “Short-Term Waivers”, and each a “Short-Term Waiver”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.
A.    The parties hereto have agreed that the Expiration Date (as defined in Amendment No. 4) of November 17, 2023 be extended to November 21, 2023. Pursuant to the definition of the Expiration Date in Amendment No. 4, the Borrowers and the Guarantors, on the one hand, and the Administrative Agent and the Required Lenders, on the other hand, may extend the Expiration Date

B.    The Agent and the Lenders are willing to extend the existing Expiration Date to November 21, 2023, subject to the terms and conditions of this Agreement.

C.    Each Borrower and each Guarantor hereby agrees that the Administrative Agent and the Lenders are entering into this Agreement in reliance on the truth and accuracy of the foregoing recitals and the representations and warranties made herein respectively by the Borrowers and the Guarantors.

1.    Extension Request and Limited Waiver. The Borrowers and the Guarantors hereby agree, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the agreements herein contained, including the conditions precedent set forth in Section 2 below, the Administrative Agent and the Lenders hereby agree to extend the Expiration Date to 12:00 pm, New York time, November 21, 2023, time being of the essence, the period from the Effective Date (defined below) until the Expiration Date shall herein be called, “Extended Short-Term Waiver Period”), INSOFAR AS AND ONLY FOR SO LONG AS no Default or Event of Default (other than the Subject Defaults (as defined in each of the Short-Term Waivers) (collectively hereinafter, the “Subject Defaults”)) has occurred and is continuing on the date hereof or at any time during the Extended Short-Term Waiver Period. The Lenders hereby direct the Administrative Agent not to take any action or enforce any remedies under the Loan Documents or applicable law against the Borrowers or Guarantors solely with respect to the Subject Defaults, through the Expiration Date and the expiration of the Extended Short-Term Waiver Period. The Lenders shall not direct the Administrative Agent to take any action or enforce any remedies under the Loan Documents or applicable law against the Borrowers or Guarantors solely with respect to the Subject Defaults through the Expiration Date and the expiration of the Extended Short-Term Waiver Period.
2.    Conditions Precedent to Effectiveness. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent (the first date of satisfaction of all such conditions herein, the “Effective Date”):
(i)    The Administrative Agent shall have received duly executed counterparts of this Agreement from the Borrowers, the Guarantors, the Administrative Agent, and the Required Lenders.
(ii)    Each of the Borrowers and the Guarantors shall have confirmed and acknowledged to the Administrative Agent and the Lenders, that by its execution and delivery of this Agreement that they do hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (a) the execution, delivery and performance of this Agreement has been duly authorized by all requisite corporate action on its part; (b) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against it, in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; (c) after giving effect to this Agreement, the representations and warranties by the Borrowers or the Guarantors as applicable, contained in the Credit Agreement, Amendment No. 4 and in the other Loan Documents (other than with respect to any Subject Defaults, Sections 5.05(c) and 5.07 of the Credit Agreement), to which it is a party, are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects; (d) all of its obligations under Section 5 of Amendment No. 4 are hereby ratified and confirmed by such Borrower or Guarantor; and (e) no Default or Event of Default (other than the Subject Defaults) shall exist under the Credit Agreement or any of the other Loan Documents after giving effect to this Agreement.
3.    Release. The Borrowers and the Guarantors hereby reaffirm and ratify the terms of the Release provision set forth in Section 11 of Amendment No. 4, as to any and all acts or inactions of the Lenders and the Administrative Agent though the Effective Date, and upon the Borrowers’ and the Guarantors’ execution of this Agreement, each such Release is being granted anew by each signatory hereunder upon the execution date of this Agreement (for the avoidance of doubt these Releases are in addition to the Release having already been granted with the execution of Amendment No. 4), and each of the Borrowers and the Guarantors, on behalf of themselves and each of their respective successors, legal representatives and assigns, as well as any other party claiming by, through or under each such entity (each a “Releasing Party” and collectively, the “Releasing Parties”) hereby release, waive, forever relinquish and agree to hold harmless from and against any and all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, liquidated or unliquidated, contingent or certain, and asserted or unasserted, which any of the Releasing Parties have, had, or may have or might assert from the beginning of time up through and including the date of execution of this Agreement against the Administrative Agent, the Lenders and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, representatives, consultants, successors and assigns, directly or indirectly, which occurred, existed, was taken, permitted or begun at any time prior to and up to the execution of this Agreement, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort of type, whether known or unknown, including without limitation any and all such claims arising out of or related, in any respect, to the Credit Agreement, any other Loan Document and/or the administration thereof or the Obligations created thereby, or (ii) any matter related to, in any respect, the foregoing, in each case, prior to the execution of this Agreement.
4.    Reservation of Rights. Notwithstanding anything contained in this Agreement to the contrary, the Borrowers and the Guarantors acknowledge that the Administrative Agent and the Lenders do not waive, and expressly reserve, the right to exercise any and all of their rights and remedies under the Credit Agreement, any other Loan Document and applicable law, in each case, in respect of any Default or Event of Default (other than with regard to the Subject Defaults), regardless of when such Defaults or Events of Default may have arisen or come into existence.
Without limiting the generality of the foregoing, the Borrowers and the Guarantors hereby agree that (i) none of the Administrative Agent, the Lenders or the L/C Issuers, has waived or does waive any defaults, and its wavier herein is solely a limited, temporary waiver of only the Subject Defaults and it expires upon the earlier of the expiration of the Extended Short-Term Waiver Period or a noticed default, (ii) any forbearance of any rights, powers, privileges and other remedies by the Administrative Agent, the Lenders or the L/C Issuers, under the Loan Documents, or at law or in equity, with respect to any of the Subject Defaults or any other event of default, whether or not identified above, or any other current or future Default or Event of Default shall not be, and shall not be construed as, a waiver, ratification, release or limitation thereof, and the Administrative Agent, the Lenders and the L/C Issuers, expressly reserve their respective rights to invoke fully any and all such rights, powers, privileges and other remedies under the Loan Documents, or at law or in equity, at any time the Administrative Agent, the Lenders or the L/C Issuers, deem appropriate in respect thereof, in accordance with the Loan Documents, and without further notice, (iii) the Administrative Agent, the Lenders and the L/C Issuers, as applicable, reserve the right at any time to identify and assert additional Defaults or Events of Default that may exist, arise now or hereafter, or come to exist under the Loan Documents and demand any sums that may be, or become, due under the Loan Documents as a result thereof, including, without limitation, accrued and unpaid late charges and costs of collection (including, without limitation, attorneys’ fees and expenses) and other costs, and (iv) nothing contained herein, or in any other correspondence, shall constitute, or be deemed to constitute, a modification of, or waiver under, the Loan Documents, or acceptance of any event, occurrence or circumstance that may constitute a Default or an Event of Default under the Loan Documents.
5.    Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provisions so held to be invalid. This Agreement shall constitute a Loan Document for purposes of the Credit Agreement.
6.    Counterparts and Governing Law. The counterpart execution provisions set forth in Section 11.10 or the Credit Agreement and the governing law provisions set forth in Section 11.15 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
[The remainder of this page is intentionally left blank; signature pages to follow]

This Agreement is executed as of the day and year first above written.

ADMINISTRATIVE AGENT, L/C ISSUER, SWING LINE LENDER AND LENDER:

BANK OF MONTREAL,
as Administrative Agent, L/C Issuer, Swing Line Lender, and a Lender

By: /s/ Radhika Kapur
Name:    Radhika Kapur
Title:    Director

LENDERS:

U.S. BANK NATIONAL ASSOCIATION,
as L/C Issuer and a Lender

By: /s/ Timothy Scheer
Name:    Timothy Scheer
Title:    Senior Vice President

CITIBANK, N.A.,
as L/C Issuer and a Lender

By: /s/ Gabe Juarez
Name:    Gabe Juarez
Title:    Vice President

FIRST HORIZON BANK,
as a Lender

By: /s/ Mike Smith
Name:    Mike Smith
Title:    Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By:/s/ Andrew B. Vernon
Name:    Andrew B.Vernon
Title:    Authorized Signatory

Acknowledged and agreed to by:
BORROWERS AND GUARANTORS:

USD PARTNERS LP

By: USD PARTNERS GP LLC, its general partner

By:/s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Executive Vice President and Chief Financial Officer

USD TERMINALS CANADA ULC

By:/s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Senior Vice President and Chief Financial Officer

USD LOGISTICS OPERATIONS GP LLC

By:/s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Executive Vice President and Chief Financial Officer

USD LOGISTICS OPERATIONS LP

By: USD LOGISTICS OPERATIONS GP LLC, its general partner

By:/s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Executive Vice President and Chief Financial Office

WEST COLTON RAIL TERMINAL LLC

By:/s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Executive Vice President and Chief Financial Officer

USD TERMINALS LLC

By :/s/ Adam Altsuler
Name:    Adam Altsuler
Title    Executive Vice President and Chief Financial Officer

USD RAIL LP

By:/s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Executive Vice President and Chief Financial Officer

USD RAIL CANADA ULC

By:/s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Senior Vice President and Chief Financial Officer

USD TERMINALS CANADA II ULC

By:/s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Senior Vice President and Chief Financial Officer

USD TERMINALS CANADA III ULC

By/s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Senior Vice President and Chief Financial Officer

USDP FINANCE CORP.

By:/s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Chief Financial Officer

STROUD CRUDE TERMINAL LLC

By:/s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Senior Vice President and Chief Financial Officer

SCT PIPELINE LLC

By:/s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Senior Vice President and Chief Financial Officer

USDP CCR LLC

By:/s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Senior Vice President and Chief Financial Officer